Exhibit 99.1

MEDLEY MANAGEMENT INC. ANNOUNCES THIRD QUARTER 2014 RESULTS AND DECLARES $0.20 PER SHARE DIVIDEND

•	79% increase in year over year Core Net Income per share to $0.25 for Q3 2014

•	For the period during Q3 2014 that the Company was public, Net Income attributable to Medley Management Inc. was $378,000

•	Declared $0.20 per share dividend for Q4 2014 payable on January 5, 2015

•	66% increase in year over year fee earning AUM to $3.0 billion

New York, NY (November 13, 2014) Medley Management Inc. (NYSE: MDLY) (the “Company” or “Medley”) today reported its financial results for the quarter ended September 30, 2014. Although Medley was a public company for only a portion of the reporting period, the financial results herein reflect the full period results of the Company and our operating subsidiaries, Medley LLC and Medley GP Holdings LLC, and their consolidated subsidiaries.

On September 29, 2014, Medley completed its IPO pursuant to which 6,000,000 shares of Class A common stock were sold at a price of $18.00 per share. Total proceeds from the offering, net of underwriting discount, were $100.4 million.

“We are pleased to report a strong quarter for Medley Management Inc. Growth in assets under management, origination, and financial performance for our shareholders exceeded our expectations” commented Brook Taube, Chief Executive Officer of Medley.

“Our broad origination platform continues to produce high quality assets at attractive yields for investors.  Our diversified fundraising platform continues to demonstrate the ability to grow assets in both retail and institutional channels. Permanent capital increased to 65% of fee earning assets under management at Medley, underpinning our ability to drive steady and consistent cash earning for our investors.  We are pleased to report our first dividend of $0.20 per share payable on January 5, 2015,” continued Mr. Taube.

Standalone Results of Operations

Total revenues increased by 57%, or $8.6 million, to $23.8 million for the three months ended September 30, 2014 as compared to $15.2 million for the same period in 2013. The growth in total revenues was driven by a 66% increase in year over year fee earning AUM, as well as a $3.4 million increase in performance fees.

Total expenses increased by 32%, or $2.5 million, to $10.1 million for the three months ended September 30, 2014 compared to $7.6 million for the same period in 2013. The increase is due primarily to increases in compensation expense, as well as general, administrative and other expenses as a result of the overall growth of our business. In addition, interest expense increased by $1.7 million due to an increase in our debt outstanding.

Core Net Income increased by 76%, or $5.5 million, to $12.7 million during the three months ended September 30, 2014 as compared to $7.2 million for the same period in 2013. Core Net Income Per Share increased by 79% to $0.25 per share for the three months ended September 30, 2014 as compared to $0.14 per share in the comparable period in 2013.

Key Performance Indicators

	Three Months Ended September 30,		Nine Months Ended September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(Dollars in thousands, except per share data)
Consolidated Financial Data:
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$12,513	$7,316	$28,482	$13,361

Standalone Data:
Core Net Income (1)	$12,713	$7,237	$29,858	$13,009
Core EBITDA	15,416	7,827	34,594	14,758
Core Net Income Per Share(2)	$0.25	$0.14	$0.58	$0.25
Core Net Income Margin(3)	31.8%	27.9%	26.6%	18.9%
Pro-Forma Weighted Average Shares Outstanding (4)	30,484,637	30,484,722	30,484,693	30,484,722

Other Data (at period end, in millions):
Fee Earning AUM	$3,036	$1,829	$3,036	$1,829
AUM	3,635	2,265	3,635	2,265

(1)	Core Net Income reflects standalone net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC adjusted to exclude reimbursable expenses associated with the launch of funds, certain one-time severance costs and stock-based compensation associated with restricted stock units that were granted in connection with our initial public offering (“IPO”). In addition, Core Net Income includes the pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense. Prior to our reorganization and IPO, these guaranteed payments were recorded as distributions from member’s capital. Please refer to the reconciliation of net income attributed to controlling and non-controlling interests in Medley LLC to Core Net Income in Exhibit B for additional details.
(2)	Core Net Income Per Share reflects an adjustment for federal, state and local corporate income taxes. Please refer to the calculation of Core Net Income Per Share in Exhibit C for additional details.
(3)	Core Net Income Margin equals Core Net Income Per Share divided by total standalone revenue per share.
(4)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes that the following transactions had occurred at the beginning of each period presented: (1) the issuance of 6,000,000 Class A common shares in connection with our IPO (2) conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 Class A shares and (3) 1,151,389 restricted stock units granted on the consummation of the IPO, adjusted for actual forfeitures during the period.

Fee Earning AUM

The table below presents the quarterly roll forward of our total fee earning AUM:

				% of AUM
		Long-dated			Long-dated
	Permanent	Private		Permanent	Private
	Capital	Funds and		Capital	Funds and
	Vehicles	SMAs	Total	Vehicles	SMAs
	(Dollars in millions)
Beginning balance, June 30, 2014	$1,505	$946	$2,451	61%	39%
Commitments	465	157	622
Capital reduction	—	—	—
Distributions	(29)	(26)	(55)
Change in fund value	26	(8)	18
Ending balance, September 30, 2014	$1,967	$1,069	$3,036	65%	35%

Total fee earning AUM increased by 24%, or $585 million, to $3.0 billion at September 30, 2014 compared to June 30, 2014. The permanent capital vehicles’ share of fee earning AUM increased to 65% at September 30, 2014 compared to 61% at June 30, 2014. During the three months ended September 30, 2014, fee earning AUM at MCC and SIC increased 21% and 58%, respectively.

Dividend Declaration

On November 10, 2014, the Company’s board of directors declared a quarterly dividend of $0.20 per share, for the fourth quarter 2014, payable on January 5, 2015 to shareholders of record as of the close of business on December 17, 2014.

Conference Call and Webcast Information

We will host an earnings conference call and audio webcast at 10:00 a.m. (Eastern Time) on Friday, November 14, 2014 to discuss our third quarter 2014 financial results.

All interested parties may participate in the conference call and audio webcast by dialing (866) 314-5232 approximately 5-10 minutes prior to the call, international callers should dial (617) 213-8052. Participants should reference Medley Management Inc. and the participant passcode of 86141972 when prompted. Following the call you may access a replay of the event via audio webcast. This conference call will be broadcast live over the Internet and can be accessed by all interested parties through the Company's website, www.mdly.com. To listen to the live call, please go to the Company's website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company's website.

About Medley Management Inc.

Medley Management Inc. is an asset management firm offering yield solutions to retail and institutional investors through Medley LLC and several registered investment advisors. Medley's national direct origination franchise, with over 75 people, is a premier provider of capital to the middle market in the U.S. As of September 30, 2014, Medley had in excess of $3.6 billion of investable capital in business development companies, Medley Capital Corporation (NYSE:MCC) and the Sierra Income Corporation, and private investment vehicles. Over the past 12 years, we have invested in excess of $5.1 billion to help over 285 companies grow across 35 industries. For additional information, please visit Medley Management Inc. at www.mdly.com

Forward-Looking Statements

Statements included herein may contain “forward-looking statements”.  Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission, including those described under the section entitled, “Risk Factors” in our prospectus dated September 23, 2014 as filed with the Securities and Exchange Commission on September 25, 2014 pursuant to Rule 424(b) of the Securities Exchange Act of 1933, as amended, as such factors may be updated from time to time in our filing with the Securities and Exchange Commission, which are accessible on its website at www.sec.gov. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements in this press release speak only as of the date of this press release.

This press release does not constitute an offer for any Medley fund.

Available Information

Medley Management Inc.’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available at www.mdly.com.

Contact

Sam Anderson

212.759.0777

Exhibit A. Standalone Statements of Operations for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2014	2013	2014	2013
	(in thousands)
Revenues
Management fees	$17,616	$13,875	$47,516	$34,315
Performance fees	3,395	(37)	11,471	2,826
Other income and fees	2,787	1,328	7,183	3,347
Total revenues	23,798	15,166	66,170	40,488
Expenses
Compensation and benefits	5,677	3,498	15,010	10,062
Performance fee compensation	(921)	928	2,237	6,199
General, administrative and other expenses	3,458	3,160	12,821	9,034
Total expenses	8,214	7,586	30,068	25,295
Other income (expense)
Dividend income	222	222	665	665
Interest expense	(2,016)	(345)	(3,380)	(1,083)
Other income (expenses), net	(87)	77	(1,707)	(936)
Total other expense, net	(1,881)	(46)	(4,422)	(1,354)
Income before income taxes	$13,703	$7,534	$31,680	$13,839
Provision for income taxes	578	218	1,026	478
Net income	13,125	7,316	30,654	13,361
Net income attributable to non-controlling interests in consolidated subsidiaries	612	-	2,172	-
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$12,513	$7,316	$28,482	$13,361

Exhibit B. Reconciliation of net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC to Core Net Income and Core Net Income to Core EBITDA (Standalone)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(in thousands)
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$12,513	$7,316	$28,482	$13,361

Reimbursable fund startup expenses (1)	1,195	1,226	4,591	2,603
Severance expense (1)	-	6	(5)	725
IPO date award stock-based compensation (1)	74	-	74	-
Adjustment for pre-IPO guaranteed payments to members (1)(2)	(1,069)	(1,311)	(3,284)	(3,680)
Core Net Income	$12,713	$7,237	$29,858	$13,009
Interest expense	2,016	345	3,380	1,083
Income taxes	584	179	1,067	390
Depreciation and amortization	103	66	289	276
Core EBITDA	$15,416	$7,827	$34,594	$14,758

(1)	Amounts are presented net of income taxes.
(2)	Represents a pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense. Prior to our reorganization and IPO, these payments were recorded as distributions from member’s capital.

Exhibit C. Calculation of Core Net Income Per Share (Standalone)

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2014	2013	2014	2013
Numerator	(in thousands, except per share data)
Core Net Income	$12,713	$7,237	$29,858	$13,009
Add: Income taxes	584	179	1,067	390
Pre-tax Core Net Income	13,297	7,416	30,925	13,399
Denominator
Class A shares issued in IPO	6,000,000	6,000,000	6,000,000	6,000,000
Conversion of LLC Units to Class A shares	23,333,333	23,333,333	23,333,333	23,333,333
Restricted stock units	1,151,304	1,151,389	1,151,360	1,151,389
Pro-Forma Weighted Average Shares Outstanding	30,484,637	30,484,722	30,484,693	30,484,722
Pre-tax Core Net Income Per Share	$0.44	$0.24	$1.01	$0.44
Less: corporate income taxes per share (1)	(0.19)	(0.10)	(0.43)	(0.19)
Core Net Income Per Share	$0.25	$0.14	$0.58	$0.25

(1)	Represents a per share adjustment for income taxes assuming that all of our pre-tax earnings were subject to federal, state and local corporate income taxes. We assumed an annualized effective corporate tax rate of approximately 43.0% for all periods presented.

Exhibit D. Consolidated Statements of Operations for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	Three Months Ended September 30,		Nine Months Ended September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(dollars in thousands, except per share data)
Revenues
Management fees	$17,013	$9,271	$43,466	$24,129
Performance fees	965	830	3,337	1,081
Other income and fees	2,787	1,328	7,183	3,347
Total revenues	20,765	11,429	53,986	28,557
Expenses
Compensation and benefits	5,677	3,498	15,010	10,062
Performance fee compensation	(921)	928	2,237	6,199
Consolidated Funds expenses	296	306	1,129	921
General, administrative and other expenses	3,458	3,160	12,821	9,034
Total expenses	8,510	7,892	31,197	26,216
Other income (expense)
Dividend income	222	222	665	665
Interest expense	(2,016)	(345)	(3,380)	(1,083)
Other income (expenses), net	(268)	3	(1,586)	(175)
Interest and other income of Consolidated Funds	15,356	13,495	45,890	37,398
Net realized gain (loss) on investments of Consolidated Funds	(499)	(5,486)	789	(18,065)
Net change in unrealized (depreciation) appreciation on investments of Consolidated Funds	(1,069)	2,535	(9,437)	(751)
Total other income, net	11,726	10,424	32,941	17,989
Income before income taxes	23,981	13,961	55,730	20,330
Provision for income taxes	923	462	2,174	1,138
Net income	23,058	13,499	53,556	19,192

Net income attributable to non-controlling interests in Consolidated Funds	9,933	6,183	22,902	5,831
Net income attributable to non-controlling interests in consolidated subsidiaries	612	-	2,172	-
Net income attributable to non-controlling interests in Medley LLC	12,135	$7,316	28,104	$13,361
Net income attributable to Medley Management Inc.	$378		$378

Net income per share attributable to stockholders of
Class A common stock of Medley Management Inc:
Basic (Note 10)	$0.05 (1)		$0.05 (1)
Diluted (Note 10)	$0.05 (1)		$0.05 (1)

Weighted average shares - Basic and Diluted	7,151,304		7,151,304

(1) Based on net income attributable to Medley Management Inc. from September 29, 2014 through September 30, 2014

Exhibit E. Consolidated Balance Sheets for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	September 30, 2014 (unaudited)	December 31, 2013
	(dollars in thousands)
Assets
Cash and cash equivalents	$101,494	$5,395
Investment, at fair value	10,226	10,173
Management fees receivable	13,599	8,921
Performance fees receivable	6,860	3,339
Other assets	7,770	5,308
Assets of Consolidated Funds:
Cash and cash equivalents	41,606	60,355
Investments, at fair value	553,836	412,218
Interest and dividends receivable	4,093	2,804
Other assets	3,334	436
Total assets	$742,818	$508,949
Liabilities and Equity
Loans payable	$119,177	$27,990
Accounts payable, accrued expenses and other liabilities	27,543	17,613
Performance fee compensation payable	17,022	16,225
Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	4,310	1,160
Total liabilities	168,052	62,988

Equity
Class A Common Stock, $0.01 par value, 3,000,000,000
shares authorized; 6,000,000 shares issued and outstanding	60	-
Class B Common Stock, $0.01 par value, 1,000,000
shares authorized; 100 shares issued and outstanding	-	-
Additional paid-in-capital	(3,096)	-
Retained earnings	378	-
Total stockholder’s deficit, Medley Management Inc.	(2,658)	-
Non-controlling interests in Consolidated Funds	585,007	464,475
Non-controlling interests in consolidated subsidiaries	3,140	40
Non-controlling interests in Medley LLC	(10,723)	-
Medley LLC members' capital prior to reorganization	-	(18,554)
Total equity	574,766	445,961
Total liabilities and equity	$742,818	$508,949

Exhibit F. Consolidating Statements of Operations for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	Three Months Ended September 30, 2014 (unaudited)
	Standalone	Consolidated Funds	Eliminations	Consolidated
	(dollars in thousands)
Revenues:
Management fees	$17,616	$-	$(603)	$17,013
Performance fees	3,395	-	(2,430)	965
Other income and fees	2,787	-	-	2,787
Total revenues	23,798	-	(3,033)	20,765
Expenses:
Compensation and benefits	5,677	-	-	5,677
Performance fee compensation	(921)	-	-	(921)
Consolidated Funds expenses	-	899	(603)	296
General, administrative and other expenses	3,458	-	-	3,458
Total operating expenses	8,214	899	(603)	8,510
Other income (expense):
Dividend income	222	-	-	222
Interest expense	(2,016)	-	-	(2,016)
Other expense, net	(87)	-	(181)	(268)
Interest and other income of Consolidated Funds		15,356		15,356
Net realized loss on investments of Consolidated Funds	-	(499)	-	(499)
Net change in unrealized depreciation on investments of Consolidated Funds	-	(1,069)	-	(1,069)
Total other income (expense)	(1,881)	13,788	(181)	11,726
Income before income taxes	13,703	12,889	(2,611)	23,981
Provision for income taxes	578	345	-	923
Net income	13,125	12,544	(2,611)	23,058
Net income attributable to non-controlling interests in Consolidated Funds	-	-	9,933	9,933
Net income attributable to non-controlling interests in subsidiaries	612	-	-	612
Net income attributable to non-controlling interests in Medley LLC	12,135	-	-	12,135
Net income attributable to Medley Management Inc.	$378	$12,544	$(12,544)	$378

	Nine Months Ended September 30, 2014 (unaudited)
	Standalone	Consolidated Funds	Eliminations	Consolidated
		(dollars in thousands)
Revenues:
Management fees	$47,516	$-	$(4,050)	$43,466
Performance fees	11,471	-	(8,134)	3,337
Other income and fees	7,183	-	-	7,183
Total revenues	66,170	-	(12,184)	53,986
Expenses:
Compensation and benefits	15,010	-	-	15,010
Performance fee compensation	2,237	-	-	2,237
Consolidated Funds expenses	-	5,179	(4,050)	1,129
General, administrative and other expenses	12,821	-	-	12,821
Total operating expenses	30,068	5,179	(4,050)	31,197
Other income (expense):
Dividend income	665	-	-	665
Interest expense	(3,380)	-	-	(3,380)
Other income (expense)	(1,707)	-	121	(1,586)
Interest and other income of Consolidated Funds	-	45,890	-	45,890
Net realized gain on investments of Consolidated Funds	-	789	-	789
Net change in unrealized depreciation on investments of Consolidated Funds	-	(9,437)	-	(9,437)
Total other income (expense)	(4,422)	37,242	121	32,941
Income before income taxes	31,680	32,063	(8,013)	55,730
Provision for income taxes	1,026	1,148	-	2,174
Net income	30,654	30,915	(8,013)	53,556
Net income attributable to non-controlling interests in Consolidated Funds	-	-	22,902	22,902
Net income attributable to non-controlling interests in subsidiaries	2,172	-	-	2,172
Net income attributable to non-controlling interests in Medley LLC	28,104	-	-	28,104
Net income attributable to Medley Management Inc.	$378	$30,915	$(30,915)	$378

	Three Months Ended September 30, 2013 (unaudited)
	Standalone	Consolidated Funds		Eliminations	Consolidated
	(dollars in thousands)
Revenues:
Management fees	$13,875	$-		$(4,604)	$9,271
Performance fees	(37)	-		867	830
Other income and fees	1,328	-		-	1,328
Total revenues	15,166	-		(3,737)	11,429
Expenses:
Compensation and benefits	3,498	-		-	3,498
Performance fee compensation	928	-		-	928
Consolidated Funds expenses	-	4,910		(4,604)	306
General, administrative and other expenses	3,160	-		-	3,160
Total operating expenses	7,586	4,910		(4,604)	7,892
Other income (expense):
Dividend income	222	-		-	222
Interest expense	(345)	-		-	(345)
Other income (expense)	77	-		(74)	3
Interest and other income of Consolidated Funds	-	13,495		-	13,495
Net realized loss on investments of Consolidated Funds	-	(5,486)		-	(5,486)
Net change in unrealized appreciation on investments of Consolidated Funds	-	2,535		-	2,535
Total other income (expense)	(46)	10,544		(74)	10,424
Income before income taxes	7,534	5,634		793	13,961
Provision for income taxes	218	244		-	462
Net income	7,316	5,390		793	13,499
Net income attributable to non-controlling interests in Consolidated Funds	-		-	6,183	6,183
Net income attributable to Medley LLC	$7,316	$5,390		$(5,390)	$7,316

	Nine Months Ended September 30, 2013 (unaudited)
	Standalone	Consolidated Funds	Eliminations	Consolidated
	(dollars in thousands)
Revenues:
Management fees	$34,315	$-	$(10,186)	$24,129
Performance fees	2,826	-	(1,745)	1,081
Other income and fees	3,347	-	-	3,347
Total revenues	40,488	-	(11,931)	28,557
Expenses:
Compensation and benefits	10,062	-	-	10,062
Performance fee compensation	6,199	-	-	6,199
Consolidated Funds expenses	-	11,107	(10,186)	921
General, administrative and other expenses	9,034	-	-	9,034
Total operating expenses	25,295	11,107	(10,186)	26,216
Other income (expense):
Dividend income	665	-	-	665
Interest expense	(1,083)	-	-	(1,083)
Other income (expense)	(936)	-	761	(175)
Interest and other income of Consolidated Funds	-	37,398	-	37,398
Net realized loss on investments of Consolidated Funds	-	(18,065)	-	(18,065)
Net change in unrealized depreciation on investments of Consolidated Funds	-	(751)	-	(751)
Total other income (expense)	(1,354)	18,582	761	17,989
Income before income taxes	13,839	7,475	(984)	20,330
Provision for income taxes	478	660	-	1,138
Net income	13,361	6,815	(984)	19,192
Net income attributable to non-controlling interests in Consolidated Funds	-	-	5,831	5,831
Net income attributable to Medley LLC	$13,361	$6,815	$(6,815)	$13,361